UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

CoConnect, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26533	63-1205304
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3651 Lindell Road, Suite D565, Las Vegas NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (424) 256-8560

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

By letter dated April 13, 2016, CoConnect, Inc. (the “Company”) was informed by its independent registered public accounting firm, PLS CPA (“PLS”), that PLS was resigning as the Company’s independent registered public accounting firm. PLS did not provide any reason for its resignation. The Company’s board of directors did not recommend or approve the resignation. A copy of the PLS resignation letter is attached hereto as Exhibit 16.1.

The reports of PLS on the Company’s financial statements for the years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern. PLS did not issue a report on the Company’s financial statements for the year ended December 31, 2015.

During the years ended December 31, 2013 and 2014, and in the subsequent period through April 13, 2016, there were no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of PLS, would have caused PLS to make reference to the matter in its reports on the Company’s financial statements for such periods. During the years ended December 31, 2013 and 2014, and in the subsequent period through April 13, 2016, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events.

Expiration of Letter of Intent with Fanattac, Inc.

On November 19, 2015, the Company entered into a Letter of Intent (the “LOI”) with Fanattac, Inc., a Delaware corporation (“Fanattac”), and stockholders controlling 24.3% of the capital stock of Fanattac. The LOI and related matters were disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2015.

The LOI provided for the acquisition of all of the outstanding shares of capital stock of Fanattac by the Company in exchange for 15,300,000 newly issued unregistered shares of the Company’s common stock, subject to a number of conditions, including the execution of a definitive acquisition agreement. The Company and Fanattac did not enter into a definitive acquisition agreement, and the LOI expired in accordance with its terms on December 31, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

16.1	Letter dated April 13, 2016 from PLS CPA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoConnect, Inc.
(Registrant)

Date: April 29, 2016

	By:	/s/ Bennett J. Yankowitz, President
(Signature)